                                                                   EXHIBIT 10.32

                        UNIVERSAL HEALTH SERVICES, INC.
                      1992 STOCK OPTION PLAN, AS AMENDED
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          1.  Purpose.  The purpose of the Universal Health Services, Inc. 1992
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Stock Option Plan (the "Plan") is to enable Universal Health Services, Inc. (the "Company") and its stockholders to secure the benefits of common stock ownership by personnel of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting of options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the continued profitability and long-term future growth of the Company.

          2.  Stock Subject to the Plan.  The Company may issue and sell a total
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of 3,000,000 shares of its Class B Common Stock, $.01 par value (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise.

          3.  Administration.  The Plan will be administered by the Board of
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Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board, acting in its sole and absolute discretion, will have full power and authority to grant options under the Plan, to interpret the provisions of the Plan and option agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. The Board may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Board as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Board will keep a record of its proceedings and acts and will keep or caused to be kept such books and records as may be necessary in connection with the proper administration of the Plan. Notwithstanding the foregoing, the Board shall have the authority to appoint a committee (the "Committee") of the Board whose members shall satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), and the requirements of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended (or any successor laws or regulations), to grant options to executive officers of the Company and, all references to "the Board" hereunder with respect to the grant of such options shall be deemed to refer to such Committee.

          4.  Eligibility.  Options may be granted under the Plan to present or
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future employees of the Company or a subsidiary of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Code, consultants to the Company or a Subsidiary who are not employees, and to directors of the Company or a Subsidiary whether or not they are employees of or consultants to the Company and/or a Subsidiary. Subject to the provisions of the Plan, the Board may from time to time select the persons to whom options will be granted, and will fix the number of shares covered by each such option and establish the terms and conditions thereof (including, without limitation, exercise price, which in the case of grants by the Committee shall not be less than fair market value of the Common Stock on the date of grant, and restrictions on exercisability of the option or on the shares of Common Stock issued upon exercise thereof). Notwithstanding anything to the contrary contained herein no person may receive grants of options to purchase more than 200,000 shares in any one calendar year.

          5.  Terms and Conditions of Options.  Each option granted under the
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Plan will be evidenced by a written agreement in a form approved by the Board. Each such option will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan as the Board deems appropriate.

     (a) Option Period.  The period during which an option may be exercised will
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     be fixed by the Board and will not exceed 10 years from the date the option is granted.

     (b) Exercise of Options.    An option may be exercised by transmitting to
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     the Company (1) a written notice specifying the number of shares to be purchased, and (2) payment of the exercise price (or, if applicable, delivery of a secured obligation therefor), together with the amount, if any, deemed necessary by the Company to enable it to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

     (c) Payment of Exercise Price.  The purchase price of shares of Common
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     Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash and/or such other form of payment as may be permitted under the option agreement, including, without limitation, previously-owned shares of Common Stock. The Board may permit the payment of all or a portion of the purchase price in installments (together with interest) over a period of not more than 5 years. The Board may permit the Company to lend money to employees for purposes of exercising options and paying any income tax due upon exercise. The Board may, in its sole discretion, forgive any amounts due under the loans made hereunder under such conditions as it deems appropriate.

     (d) Rights as a Stockholder.  No shares of Common Stock will be issued in
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     respect of the exercise of an option granted under the Plan until full payment therefor has been made (and/or provided for where all or a portion of the purchase price is being paid in installments). The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

     (e) Nontransferability of Options.  Options granted under the Plan may be
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     assigned or transferred to members of the immediate family of optionee or trusts for the benefit of immediate family members, unless otherwise prohibited by the Option Agreement, by will or by the applicable laws of descent and distribution or dissemination; and each such option may be exercised during the optionee's lifetime only by the optionee.

     (f) Termination of Employment or Other Service.  Unless otherwise provided
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     by the Board in its sole discretion, if an optionee ceases to be employed by or to perform services for the Company and any Subsidiary for any reason other than death or disability (defined below), then each outstanding option granted to him or her under the Plan will terminate on the date of termination of employment or service (or, if earlier, the date specified in the option agreement). Unless otherwise provided by the Board in its sole discretion, if an optionee's employment or service is terminated by reason of the optionee's death or disability (or if the optionee's employment or service is terminated by reason of his or her disability and the optionee dies within one year after such termination of employment or service), then each outstanding option granted to the optionee under the Plan will terminate on the date one year after the date of such termination of employment or service (or one year after the later death of a disabled optionee) or, if earlier, the date specified in the option agreement. For purposes hereof, the term "disability" means the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or a Subsidiary by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

     (g) Other Provisions.  The Board may impose such other conditions with
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     respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     6.   Capital Changes, Reorganization, Sale.
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     (a) Adjustments Upon Changes in Capitalization.  The aggregate number and
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     class of shares for which options may be granted under the Plan, the maximum number of shares for which options may be granted to any person in any one calendar year, the number and class of shares covered by each outstanding option and the exercise price per share shall all be adjusted proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

     (b) Cash, Stock or Other Property for Stock.  Except as provided in
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     subparagraph (c) below, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the Stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his or her option in whole or in part to the extent permitted by the option agreement, and, if the Board in its sole discretion shall determine, at the time of grant or otherwise, may exercise the option whether or not the vesting requirements set forth in the option agreement have been satisfied.

     (c) Conversion of Options on Stock for Stock Exchange.  If the Stockholders
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     of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subparagraph (b) above. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The Board shall determine in its sole discretion if the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

     (d) Fractional Shares.  In the event of any adjustment in the number of
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     shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjustment.

     (e) Determination of Board to be Final.  All adjustments under this
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     paragraph 6 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     7.   Amendment and Termination of the Plan.  The Board may amend or
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terminate the Plan at any time. No amendment or termination may affect adversely any outstanding option without the written consent of the optionee.

     8.   No Rights Conferred.  Nothing contained herein will be deemed to give
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any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company or any Subsidiary.

     9.   Governing Law.  The Plan and each option agreement shall be governed
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by the laws of the State of Delaware.

     10.  Term of the Plan.  The Plan shall be effective as of July 15, 1992,
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the date on which it was adopted by the Board, subject to the approval of the stockholders of the Company at the next Annual Meeting of Stockholders. The Plan will terminate on July 15, 2002, unless sooner terminated by the Board.
The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).